Supplement dated August 16, 2022
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Opportunities Fund	12/1/2021
The portfolio manager information under the heading “Fund Management” in the “Summary of the Fund” section of the Summary Prospectus and the Prospectus, is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager and Head of Multi Asset Strategy	Lead Portfolio Manager	2010
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Thomas Nakamura	Portfolio Manager	Portfolio Manager	August 2022
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus, is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager and Head of Multi Asset Strategy	Lead Portfolio Manager	2010
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Thomas Nakamura	Portfolio Manager	Portfolio Manager	August 2022
Dr. Bahuguna joined one of the Columbia Management legacy firms or acquired business lines in 2002. Dr. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.
Mr. Boncarosky joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Boncarosky began his investment career in 2008 and earned a B.S. from Leonard N. Stern School of Business at New York University.
Mr. Nakamura joined the Investment Manager in 2018. Prior to joining the Investment Manager, he was a research analyst for Fisher Investments. Mr. Nakamura began his investment career in 2011 and earned a B.A. in Economics with a minor in Statistics from Swarthmore College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP156_07_006_(8/22)